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                           REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of February 1, 1999, by and among Boykin Lodging Company, an Ohio corporation (the "Company"), and AEW Partners III, L.P., a Delaware limited partnership (the "Holder").

     This Agreement is made pursuant to that certain Stock Purchase Option Agreement (the "Stock Purchase Option Agreement") dated as of the date hereof by and among the Company, Boykin Hotel Properties, L.P., an Ohio limited partnership (the "Operating Partnership") and the Holder pursuant to which
(i) the Company has granted the Holder certain rights to purchase shares of Preferred Stock (as defined below), in the amounts and on the terms set forth in the Stock Purchase Option Agreement, including in certain circumstances following the sale of assets by the Joint Venture (as defined below) and the distribution of the proceeds resulting therefrom, (ii) the Company has issued and sold to the Holder a warrant and agreed, upon the occurrence of certain conditions, to issue and sell to the Holder a second warrant, in substantially the same form, each such warrant granting the Holder the right to purchase shares of Preferred Stock, in the amounts and on the terms set forth in such warrants, (each, a "Warrant"), (iii) the Company and the Holder have agreed that, in lieu of cash, the Holder may elect to receive shares of Preferred Stock, or the Company may elect to issue shares of Preferred Stock or Common Stock (as defined below), in the amounts and on the terms set forth in the Stock Option Purchase Agreement, in the event that the Company purchases all or substantially all of the Holder's interests in AEW/Boykin LLC (the "Joint Venture") in accordance with certain rights set forth in the Limited Liability Company Agreement of the Joint Venture (the "Joint Venture Agreement") or otherwise, and (iv) the Company has the right to issue and deliver Common Stock in lieu of Preferred Stock in satisfaction of its obligations in connection with any exercise by the Holder of any of its foregoing rights to receive Preferred Stock, (all of such rights collectively, the "Stock Rights"). In order to induce the Holder to enter into the Stock Purchase Option Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the consummation of any issuance of Common Stock and/or Preferred Stock pursuant to any of the Stock Rights.

     In consideration of the foregoing, the parties hereby agree as follows:

     SECTION 1.     DEFINITIONS.

     As used in this Agreement, the following terms shall have the following meanings:

     "ADVICE" has the meaning set forth in Section 5.


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     "AFFILIATE" means, with respect to any specified Person, any other
Person who, directly or indirectly, controls, is controlled by, or is under common control with such specified Person, PROVIDED that, for purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by agreement or otherwise.

     "AGREEMENT" has the meaning set forth in the introductory statement.

     "BUSINESS DAY" means any day other than a Saturday or Sunday or a day on which commercial banking institutions in Boston, Massachusetts, New York, New York or Cleveland, Ohio are authorized by law to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

     "COMMISSION" means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "COMMON STOCK" means the common stock, no par value, of the Company.

     "COMPANY" has the meaning set forth in the introductory statement and shall include the Company's successors by merger, acquisition, reorganization or otherwise.

     "CONTROLLING PERSONS" has the meaning set forth in Section 7(a).

     "CAPITAL CONTRIBUTION CAP" has the meaning set forth in the Joint Venture Agreement.

     "CONVERSION MULTIPLE" has the meaning set forth in the Certificate of Amendment relating to the creation of the Class A Cumulative Preferred Stock, Series 1999-A, filed with the Secretary of State of Ohio on February 1, 1999, subject to adjustment as provided from time to time following the date hereof, as provided in Section 6.E. thereof.

     "DAMAGES" has the meaning set forth in Section 7(a).

     "DEPOSITARY SHARE" means a fractional interest of one one-hundredth (1/100) of one share of Preferred Stock, as more fully described, and having the rights and privileges and being subject to the limitations set forth, in the Depositary Agreement dated February 1, 1999 between the Company and National City Bank.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

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     "EXPANSION OPTION EXERCISE PRICE" has the meaning set forth in the Stock
Purchase Option Agreement, as adjusted from time to time pursuant to the terms thereof.

     "HOLDER" has the meaning set forth in the introductory statement and shall include (i) the Holders' successor by merger, acquisition, reorganization or otherwise; (ii) each Person to whom a Holder transfers Securities if such Person acquires such Securities as Registrable Securities; and (iii) each Person to whom a Holder transfers any of the Stock Rights or any Warrant, subject to any transfer restriction set forth in Stock Purchase Option Agreement.

     "INSPECTORS" has the meaning set forth in Section 5(k).

     "JOINT VENTURE" has the meaning set forth in the introductory sentence.

     "MAXIMUM NUMBER" means such number of securities that may be included in an underwritten public offering when the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the maximum number which can be included in such offering without adversely affecting the marketability of the offering.

     "NASD" has the meaning set forth in Section 5(m).

     "NASDAQ" has the meaning set forth in Section 5(m).

     "OPERATING PARTNERSHIP" has the meaning set forth in the introductory statement and shall include the Operating Partnership's successors by merger, acquisition, reorganization or otherwise.

     "OPTION EXERCISE PRICE" has the meaning set forth in the Stock Purchase Option Agreement, as adjusted from time to time pursuant to the terms thereof.

     "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or other agency or political subdivision thereof.

     "PIGGY-BACK REGISTRATION" has the meaning set forth in Section 4(a).

     "PREFERRED STOCK" means the Class A Cumulative Preferred Stock, Series 1999-A, without par value, of the Company.

     "PRIMARY REQUIRED FILING DATE" has the meaning set forth in Section 2(a).

     "PRIMARY SHELF REGISTRATION STATEMENT" has the meaning set forth in
Section 2(a).

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     "PRIMARY TARGET EFFECTIVE DATE" means the date 45 days after the earlier of (i) the date on which the Primary Shelf Registration Statement is actually filed with the Commission; or (ii) the fourteenth (14th) day preceding the first anniversary of the date of the Stock Purchase Option Agreement.

     "PROSPECTUS" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

     "RECORDS" has the meaning set forth in Section 5(k).

     "REGISTRABLE SECURITIES" means the Securities; PROVIDED, HOWEVER, that any Securities shall cease to be Registrable Securities when (i) issued to a Holder pursuant to a Primary Shelf Registration Statement so long as that Holder is not an Affiliate of the Company, (ii) a Registration Statement covering such Securities has been declared effective and such Registrable Securities have been disposed of by the holder thereof pursuant to such effective Registration Statement or any other effective registration statement, (iii) such Securities are transferred by the holder thereof to any Person (other than a Holder) in compliance with Rule 144 (but not Rule 144A) under the Securities Act, including a sale pursuant to the provisions of Rule 144(k), or (iv) such Securities shall have ceased to be outstanding.

     "REGISTRATION EXPENSES" has the meaning set forth in Section 6.

     "REGISTRATION STATEMENT" means any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     "RESALE REQUIRED FILING DATE" has the meaning set forth in Section 3(a).

     "RESALE SHELF REGISTRATION STATEMENT" has the meaning set forth in
Section 3(a).

     "RESALE TARGET EFFECTIVE DATE" means the date 45 days after the earlier of (i) a Resale Required Filing Date or (ii) the date on which the Resale Shelf Registration Statement is actually filed with the Commission.

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     "RULE 144" means Rule 144 promulgated by the Commission under the
Securities Act, as amended from time to time, and any successor rule or regulation or similar provision then in effect.

     "RULE 144A" means Rule 144A promulgated by the Commission under the Securities Act, as amended from time to time, and any successor rule or regulation or similar provision then in effect.

     "SECURITIES" means (i) all shares of Common Stock or Preferred Stock issued or issuable to Holders upon exercise of any of the Stock Rights, (ii) all shares of Common Stock issuable upon conversion of any such shares of Preferred Stock and (iii) any other securities directly or indirectly issued or issuable in respect of the foregoing shares of Common Stock or Preferred Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization.

     "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

     "SHELF REGISTRATION STATEMENT" means, as applicable, the Primary Shelf Registration Statement and/or the Resale Shelf Registration Statement.

     "STOCK PURCHASE OPTION AGREEMENT" has the meaning set forth in the introductory statement.

     "STOCK RIGHTS" has the meaning set forth in the introductory statement and shall refer to any or all of such rights of the Holder to receive Preferred Stock or Common Stock pursuant to the Stock Purchase Option Agreement or the Warrants, or the right to receive Common Stock upon conversion of any shares of Preferred Stock issuable thereunder, as the context may require.

     "SUSPENSION EVENT" has the meaning set forth in Section 5.

     "SUSPENSION NOTICE" has the meaning set forth in Section 5.

     "SUSPENSION PERIOD" has the meaning set forth in Section 5.

     "TARGET EFFECTIVE PERIOD" means the period of time between the date on which a Shelf Registration Statement is actually declared effective and the later of (i) the date which is 24 months following the latest date that any shares of Common Stock or Preferred Stock covered by such Registration Statement were issued, and (ii) the date which is three months following the date on which all Holders have ceased to be Affiliates of the Company, provided the Company first provides the Holder with an opinion of counsel to such effect.

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     "WARRANT" has the meaning set forth in the introductory statement and shall include any new Warrant issued following the transfer or exercise of a Warrant, the division, combination or substitution of any existing Warrant or similar event.

     SECTION 2.     PRIMARY SHELF REGISTRATION.

          (a) FILING; EFFECTIVENESS. Within the fourteen (14) day period preceding the first anniversary of the date of the Stock Purchase Option Agreement, the Company shall prepare and file with the Commission a "primary shelf" registration statement (the "PRIMARY SHELF REGISTRATION STATEMENT") on the appropriate form for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any successor rule or similar provision then in effect) covering the issuance to the Holders of the Registrable Securities. The initial Primary Shelf Registration Statement prepared pursuant hereto shall register for issuance to the Holder a good faith estimate of the maximum number of Registrable Securities that may from time to time be issuable pursuant to any of the Stock Rights, which shall not be less than (i) that number of shares of Common Stock equal to the product of (x) three (3) and (y) the quotient obtained by dividing (A) $50,000,000 by
(B) the Option Exercise Price; and (ii) that number of shares of Preferred Stock determined by dividing (x) the number of shares of Common Stock being registered pursuant to clause (i) of this sentence, by (y) the Conversion Multiple. The Company shall use commercially reasonable efforts to have the Primary Shelf Registration Statement declared effective on or before the Primary Target Effective Date and to keep such Primary Shelf Registration Statement (or in the event such initial Primary Shelf Registration Statement is withdrawn or terminated for any reason, to keep a successor Primary Shelf Registration Statement) continuously effective until such time as all of the Stock Rights have terminated and the Holders have no further right to receive any shares of Common Stock and/or Preferred Stock under the terms of any of the Stock Rights.

          (b) SUPPLEMENTS; AMENDMENTS. The Company agrees, if necessary, to supplement or amend from time to time the Primary Shelf Registration Statement, as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Primary Shelf Registration Statement or by the Securities Act, including as necessary to reflect any change in the number or nature of Securities issuable upon exercise of the Stock Rights as a result of adjustments to the Stock Rights, changes in the estimated value of the Joint Venture (determined in good faith), additional capital contributions to the Joint Venture, adjustments to the conversion rights of the Preferred Stock or otherwise. Without limitation of the foregoing, in the event that an increase to the Capital Contribution Cap has been approved by the Operating Partnership pursuant to
Section 3.7(a) of the Joint Venture Agreement, the Company agrees to increase the number of shares covered by the Primary Shelf Registration Statement by at least (i) that number of shares of Common Stock equal to the product of
(x) three (3) and (y) the quotient obtained by dividing (A) the amount of the Holders' share of such increase to the Capital Contribution Cap by (B) the Expansion Option Exercise Price; and (ii) that number of shares of Preferred Stock determined by dividing (x) the number of shares of Common Stock being registered pursuant to clause (i) of this sentence, by (y) the Conversion Multiple.

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          (c)  EFFECTIVE REGISTRATION.  A registration will not be deemed to have been effected as a Primary Shelf Registration Statement unless the Primary Shelf Registration Statement with respect thereto has been declared effective by the Commission and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; PROVIDED, HOWEVER, that if after the Primary Shelf Registration Statement has been declared effective, the offering of Registrable Securities pursuant to such Primary Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such Primary Shelf Registration Statement will be deemed not to have become effective during the period of such interference until the offering of Registrable Securities pursuant to such Primary Shelf Registration Statement may legally resume. If a registration required pursuant to this Section 2 is deemed not to have been effected, then the Company shall continue to be obligated to effect a registration pursuant to this Section 2.

          (d) HOLDER'S ADDITIONAL RIGHTS. In the event that (i) the Company is unable to cause such Primary Shelf Registration Statement to be declared effective by the Commission or is unable to keep such Primary Shelf Registration Statement or successor Primary Shelf Registration Statements effective until such time as all of the Stock Rights have been terminated and the Holders have no further right to receive any shares of Common Stock and/or Preferred Stock under the terms of any of the Stock Rights, (ii) the Company for any reason issues any shares of Common Stock or Preferred Stock pursuant to any of the Stock Rights in a transaction not covered by a Primary Shelf Registration Statement, or (iii) a Holder is an Affiliate of the Company, then the Holders shall have the rights set forth in Sections 3 and 4 below.

     SECTION 3.     RESALE SHELF REGISTRATION.

          (a) FILING; EFFECTIVENESS. Prior to (i) the thirtieth (30th) day following the determination that the Company is unable to cause the Primary Shelf Registration Statement to be declared effective by the Commission or to keep such Primary Shelf Registration Statement (or successor Primary Shelf Registration Statements) effective until such time as all of the Stock Rights have been terminated and the Holders have no further right to receive any shares of Common Stock and/or Preferred Stock under the terms of any of the Stock Rights, or (ii) the tenth (10th) day following the Company's issuance of any shares of Common Stock or Preferred Stock pursuant to the Stock Rights in a transaction not covered by a Primary Shelf Registration Statement or a determination that a Holder is an Affiliate of the Company (but in no event earlier than the fourteenth (14th) day preceding the first anniversary of the date of the Stock Purchase Option Agreement) (each, a "RESALE REQUIRED FILING DATE") the Company shall prepare and file with the Commission a "resale shelf" registration statement (the "RESALE SHELF REGISTRATION STATEMENT") on the appropriate form for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any successor rule or similar provision then in effect) covering the resale by the Holders of the Registrable Securities. It is the parties' intent that pursuant to this
Section 3(a) the Holders of the Securities shall at all times until the expiration of the Target Effective Period, subject to the Suspension Events, have in effect a Registration Statement covering resales of any Registrable Securities held by the Holders if and to the extent

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the resale of any such Registrable Securities would be limited by the volume limitations under Rule 144 or otherwise. The initial Resale Shelf Registration Statement prepared pursuant hereto shall register for resale by the Holders a good faith estimate of the maximum number of Registrable Securities that may from time to time be issuable pursuant to any of the Stock Rights, which shall not be less than at least (i) that number of shares of Common Stock equal to the product of (x) three (3) and (y) the quotient obtained by dividing (A) $50,000,000 by (B) the Option Exercise Price; and
(ii) that number of shares of Preferred Stock determined by dividing (x) the number of shares of Common Stock being registered pursuant to clause (i) of this sentence, by (y) the Conversion Multiple. The Company shall use commercially reasonable efforts to have the Resale Shelf Registration Statement declared effective on or before the Resale Target Effective Date and to keep such Resale Shelf Registration Statement (or in the event such initial Resale Shelf Registration Statement is withdrawn or terminated for any reason, to keep a successor Resale Shelf Registration Statement) continuously effective for the Target Effective Period. Any Holder shall be permitted to withdraw all or any part of the Registrable Securities from a Resale Shelf Registration Statement at any time prior to the effective date of such Shelf Registration Statement, but the Company shall be under no further obligation to register such Securities pursuant to this Section 3.

          (b) SUPPLEMENTS; AMENDMENTS. The Company agrees, if necessary, to supplement or amend from time to time the Resale Shelf Registration Statement, as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Resale Shelf Registration Statement or by the Securities Act, including as necessary to reflect any change in the number or nature of Securities issuable upon exercise of the Stock Rights as a result of adjustments to the Stock Rights, changes in the estimated value of the Joint Venture (determined in good faith), additional capital contributions to the Joint Venture, adjustments to the conversion rights of the Preferred Stock or otherwise, and the Company agrees to furnish to the Holders, Holders' Counsel and any managing underwriter copies of any such supplement or amendment prior to its being used and/or filed with the Commission. Without limitation of the foregoing, in the event that an increase to the Capital Contributions Cap has been approved by the Operating Partnership pursuant to Section 3.7(a) of the Joint Venture Agreement, the Company agrees to increase the number of shares covered by the Resale Shelf Registration Statement by at least (i) that number of shares of Common Stock equal to the product of (x) three (3) and
(y) the quotient obtained by dividing (A) the amount of the Holders' share of such increase to the Capital Contribution Cap by (B) the Expansion Option Exercise Price; and (ii) that number of shares of Preferred Stock determined by dividing (x) the number of shares of Common Stock being registered pursuant to clause (i) of this sentence, by (y) the Conversion Multiple.

          (c) EFFECTIVE REGISTRATION. A registration will not be deemed to have been effected as a Resale Shelf Registration Statement unless the Resale Shelf Registration Statement with respect thereto has been declared effective by the Commission and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; PROVIDED, HOWEVER, that if after the Resale Shelf Registration Statement has been declared effective, the offering of Registrable Securities pursuant to such Resale Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the

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Commission or any other governmental agency or court, the Target Effective
Period will be extended by the time period of such interference. If a registration required pursuant to this Section 3 is deemed not to have been effected, then the Company shall continue to be obligated to effect a registration pursuant to this Section 3.

     SECTION 4.     PIGGY-BACK REGISTRATION.

          (a) REQUEST FOR REGISTRATION. Each time the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its security holders of any class of equity security (other than (i) a registration statement on Form S-4 or S-8 (or any substitute form that is adopted by the Commission) or (ii) a registration statement filed in connection with an exchange offer or the offering of securities solely to the Company's existing security holders), then the Company shall give written notice of such proposed filing to the Holders as soon as practicable (but in no event less than 20 days before the anticipated filing date), and such notice shall offer the Holders the opportunity to register such number of shares of Registrable Securities as each Holder may request (which request must be made in writing and shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof) (a "PIGGY-BACK REGISTRATION"); PROVIDED, HOWEVER, that the Company shall not be required to include Registrable Securities in the securities to be registered pursuant to a registration statement on any form which limits the amounts of securities which may be registered by the issuer and/or selling security holders if, and to the extent that, such inclusion would make the use of such form unavailable. The Company shall permit, or, if the offering relating to a Piggy-Back Registration is an underwritten offering, shall use commercially reasonable efforts to cause the managing underwriter or underwriters of such proposed underwritten offering to permit, the Registrable Securities requested to be included in such Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other security holder included therein and shall permit, or use commercially reasonable efforts to cause such managing underwriter or underwriters to permit, the sale or other disposition of such Registrable Securities in accordance with such Holder's intended method of distribution thereof. Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 4 by giving written notice to the Company of such withdrawal at any time before the marketing of the offering has begun. The Company may withdraw such registration statement at any time prior to the time it becomes effective, provided that the Company shall give immediate notice of such withdrawal to the Holders who requested Registrable Securities to be included in such Piggy-Back Registration, and shall reimburse such Holders for all reasonable out-of-pocket fees and expenses incurred prior to such withdrawal.

          (b) PRIORITY ON PRIMARY REGISTRATIONS. In the event a Piggy-Back Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of shares requested to be included in such registration exceeds the Maximum Number, the Company will limit the number of shares included in such registration to the Maximum Number, and the shares registered shall be selected in the following order of priority: (i) first, securities the Company proposes to sell, and

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(ii) second, Registrable Securities covered by Piggy-Back Registration requests and all other securities requested to be included in such registration, pro rata among the holders thereof on the basis of the number of shares requested to be included in such registration.

          (c) PRIORITY ON SECONDARY REGISTRATIONS. In the event a Piggy-Back Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the Maximum Number, the Company will include in such registration the shares requested to be included therein by the holders requesting such registration and the Registrable Securities covered by Piggy-Back Registration requests and any other securities requested to be included in such registration, pro rata among the holders thereof on the basis of the number of shares requested to be included in such registration; PROVIDED, HOWEVER, that if the holders requesting registration are doing so pursuant to demand registration rights of such holders, such holders' shares shall take priority over any Registrable Securities and any other securities requested to be included, which shall be included on a pro rata basis.

          (d) CONTINUING OBLIGATIONS OF THE COMPANY. Although the specific shares of Common Stock and/or Preferred Stock disposed of pursuant to a Piggy-Back Registration will cease to be Registrable Securities, the mere registration of Registrable Securities under this Section 4 shall not relieve the Company of its obligation to effect or maintain a Shelf Registration Statement pursuant to Section 2 or 3. No failure by the Holders to elect a Piggy-Back Registration under this Section 4 or to complete the sale of Registrable Securities pursuant to the registration statement effected in connection therewith, and no withdrawal of Registrable Securities from a Piggy-Back Registration, shall relieve the Company of any other obligation under this Agreement, including without limitation, the Company's obligations under Sections 2, 3, 5 and 6.

     SECTION 5.     REGISTRATION PROCEDURES.

     In connection with the obligations of the Company to effect or cause the registration of any Registrable Securities pursuant to the terms and conditions of this Agreement, the Company shall use commercially reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection therewith:

          (a) When and as required pursuant to this Agreement, the Company shall prepare and file with the Commission a Registration Statement on the appropriate form under the Securities Act, which Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its best efforts to cause such Registration Statement to become effective and remain effective in accordance with the provisions of this Agreement; PROVIDED, HOWEVER, that, at least three (3) Business Days prior to filing a Registration Statement or Prospectus relating to any registration of Registrable Securities to be effected pursuant to Section 3 or 4 hereof or any amendments or supplements thereto, including documents

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

incorporated by reference after the initial filing of such Registration Statement, the Company shall furnish to the Holders of the Registrable Securities covered by such Registration Statement, Holders' Counsel and the underwriters, if any, draft copies of all such documents proposed to be filed (other than exhibits to Forms 8-K, 10-K or 10-Q unless reasonably requested by a Holder), which documents will be subject to the review of Holders' Counsel and the underwriters, if any.

          (b) The Company shall (i) prepare and file with the Commission such amendments to the Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period; (ii) cause the Prospectus to be amended or supplemented as required and to be filed as required by Rule 424 or any similar rule that may be adopted under the Securities Act; (iii) respond as promptly as practicable to any comments received from the Commission with respect to the Registration Statement or any amendment thereto; and (iv) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the Holder covered thereby.

          (c) In connection with any registration of Registrable Securities effected pursuant to Section 3 or 4 hereof, the Company shall promptly furnish to any Holder and the underwriters, if any, without charge, such number of conformed copies of such Registration Statement and any post-effective amendment thereto and such number of copies of the Prospectus (including each preliminary Prospectus) and any amendments or supplements thereto, any documents incorporated by reference therein and such other documents as any such Holder or underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities being sold by such Holder.

          (d) The Company shall, on or prior to the date on which any Resale Shelf Registration Statement or any Registration Statement relating to a Piggy-Back Registration is declared effective, (i) use its best efforts to register or qualify the Registrable Securities covered by such Registration Statement under the securities or "blue sky" laws of each of the 50 states of the United States (or such United States jurisdictions as any Holder, Holders' counsel or underwriter may request) or obtain appropriate exemptions therefrom; (ii) do any and all other acts and things which may be necessary or advisable to enable the Holders of Registrable Securities included in the Registration Statement to consummate the disposition of such Registrable Securities in accordance with their intended method of distribution thereof;
(iii) use its best efforts to keep each such state securities or "blue sky" registration or qualification (or exemption therefrom) effective during the period in which the Company is required to keep the Registration Statement effective; and (iv) do any and all other acts or things which may be necessary or advisable to enable the Holders of Registrable Securities included in the Registration Statement to complete the disposition in such jurisdictions of such Registrable Securities in accordance with their intended method of distribution thereof; PROVIDED, HOWEVER, that the Company shall not be required (A) to qualify to do business in any jurisdiction where it would not otherwise be required to so qualify but for this Section 5(d),
(B) to file any general consent to service of process or (C) subject itself to taxation in any such jurisdiction where it is not otherwise subject to taxation.

          (e) In connection with any registration of Registrable Securities effected pursuant to Section 3 or 4 hereof, the Company shall promptly notify each Holder, Holders' Counsel and any underwriter and (if requested by any such Person) confirm such notice in writing, (i) when a Registration Statement or a Prospectus or any post-effective amendment or any Prospectus supplement has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the issuance by any state securities commission or other regulatory authority of any order suspending the registration or qualification or exemption from registration or qualification of any of the Registrable Securities under state securities or "blue sky" laws or the initiation or threatening of any proceedings for that purpose,
(v) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering of such Registrable Securities cease to be true and correct in all material respects, and (vi) of the happening of any event which makes any statement of a material fact made in a Registration Statement or related Prospectus untrue or which requires the making of any changes in such Registration Statement or Prospectus so that such Registration Statement or Prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and, as promptly as practicable thereafter, prepare and file an amendment to such Registration Statement with the Commission and furnish to the Holders and any underwriter a supplement or amendment to such Prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (f) The Company shall make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act as soon as practicable after the effective date of a Registration Statement, which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act.

          (g) The Company shall promptly use its best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement, and, if any such order suspending the effectiveness of a Registration Statement is issued, shall promptly use its best efforts to obtain the withdrawal of such order at the earliest possible moment.

          (h) In connection with any registration of Registrable Securities effected pursuant to Section 3 or 4 hereof, the Company shall, if reasonably requested by the managing underwriter or underwriters, if any, Holders' Counsel, or any Holder promptly incorporate in a Prospectus supplement or post-effective amendment such information as such managing underwriter or underwriters or Holder or Holders' Counsel requests to be included therein, including, without limitation, with respect to the Registrable Securities being sold by such Holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and any other terms of an underwritten offering of the Registrable Securities to be sold in such offering, and the Company shall promptly make all required filings of such Prospectus supplement or post-effective amendment.

          (i) In connection with any registration of Registrable Securities effected pursuant to Section 3 or 4 hereof, the Company shall cooperate with the Holders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing Registrable Securities sold under a Registration Statement to the purchasers thereof, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such Holders may request and keep available and make available to the Company's transfer agent prior to the effectiveness of such Registration Statement a supply of such certificates.

          (j) In connection with any registration of Registrable Securities effected pursuant to Section 3 or 4 hereof, the Company shall enter into such customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as the Holders or the underwriters retained by the Holders participating in an underwritten public offering, if any, may request in order to expedite or facilitate the disposition of Registrable Securities.

          (k) In connection with any registration of Registrable Securities effected pursuant to Section 3 or 4 hereof, the Company shall promptly make available to each Holder, any underwriter participating in any disposition of Registrable Securities pursuant to a Registration Statement, and any attorney, accountant or other agent or representative retained by any such Holder or underwriter (collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any such Inspector in connection with such Registration Statement.

          (l) In connection with any registration of Registrable Securities effected pursuant to Section 3 or 4 hereof, the Company shall furnish to each Holder of Registrable Securities included in such offering and to each underwriter, if any, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion or opinions of counsel to the Company, and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering matters of the type customarily covered by opinions or comfort letters, as the case may be.

          (m) The Company shall use commercially reasonable efforts to cause all shares of Common Stock included in a Registration Statement (if the Company and the Registrable Securities so qualify) (i) to be listed on each national securities exchange, if any, on which similar securities issued by the Company are then listed, or (ii) if similar securities of the Company are not then listed, to be authorized for quotation or listing, as applicable, on the New York Stock Exchange or the National Association of Securities Dealers, Inc.'s ("NASD") Nasdaq Stock Market ("NASDAQ").

          (n) The Company shall provide a CUSIP number for all Registrable Securities covered by a Registration Statement not later than the effective date of such Registration Statement.

          (o) The Company shall cooperate with each Holder and each underwriter participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD.

          (p) The Company shall, during the period when the Prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act.

          (q) The Company shall appoint or maintain a transfer agent and registrar for all Registrable Securities covered by a Registration Statement not later than the effective date of such Registration Statement.

          (r) If the Registrable Securities are of a class of securities that is listed on a national securities exchange, the Company shall file copies of any Prospectus with such exchange in compliance with Rule 153 under the Securities Act so that the Holders shall benefit from the prospectus delivery procedures described therein.

     In the case of a Resale Shelf Registration Statement, each Holder, upon receipt of any notice (a "SUSPENSION NOTICE") from the Company of the happening of any Suspension Event, shall forthwith discontinue marketing or disposition, as applicable, of the Registrable Securities pursuant to the Resale Shelf Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(e) or until such Holder is advised in writing (the "ADVICE") by the Company that the use of the Prospectus may be resumed, and such Holder has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such Holder will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such Suspension Notice. In addition, the Company shall have the right to deliver a Suspension Notice to the Holder(s) prior to or following any exercise of the Stock Rights during the happening of a Suspension Event, which notice will (i) inform Holder(s) of the happening of a Suspension Event and the anticipated duration thereof, and (ii) offer Holder(s) the option of delaying the issuance of shares of Common Stock and/or Preferred Stock pursuant to their exercise of the Stock Rights or receiving such shares in a private placement exempt from the registration requirements of Section 5 of the Securities Act. If the Holders elect to receive such shares in a private placement, then the Company shall, as promptly as practicable following such Suspension Event, file a Resale Registration Statement covering the resale of such shares pursuant to Section 3 hereof and perform all of its other obligations under this Agreement in connection therewith. Notwithstanding anything in the Agreement to the contrary, the Company shall not give more than two Suspension Notices during any period of 12 consecutive months or which cover an aggregate of more than 90 days during any twelve-month period that a Suspension Notice is in effect (the "Suspension Period"). In the event that the Company shall give any Suspension Notice, the Company shall use commercially reasonable efforts and take such actions as are reasonably necessary to render the Advice and end the period that a Suspension Notice is in effect as promptly as practicable.

     A "Suspension Event" is any event (including without limitation (i) an underwritten primary offering by the Company if the Company is advised by the underwriters that sale of Registrable Securities under the Resale Shelf Registration Statement would have a material adverse effect on the primary offering (it being understood that the effect of a sale of Registrable Securities to the Holders under a Primary Shelf Registration Statement is not sufficient to constitute a Suspension Event) or (ii) pending negotiations relating to, or consummation of, a transaction or the occurrence of an event that would require additional disclosure of material information by the Company in the Shelf Registration Statement or such filing, as to which the Company has a bona fide business purpose for preserving confidentiality or which renders the Company unable to comply with Commission's requirements) that would make it impractical or inadvisable to cause the Shelf Registration Statement to become effective or to issue and/or sell Registrable Securities pursuant to a Shelf Registration Statement, but such suspension shall continue only for so long as such event or its effect is continuing.

     Each Holder agrees, in connection with any underwritten primary public offering by the Company, to cooperate with all reasonable and customary requests made by the managing underwriter.

     If any Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that the reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal or state securities or "blue sky" statute and the rules and regulations thereunder then in force, the deletion of the reference to such Holder.

     SECTION 6. REGISTRATION EXPENSES. Any and all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation, all Commission and securities exchange, Nasdaq or NASD registration, listing and filing fees, all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel for any underwriters or Holder in connection with the state securities or "blue sky" qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), all expenses for word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, the fees and expenses incurred in connection with the listing of the Registrable Securities, the fees and disbursements of counsel for the Company and of the independent certified public accountants of the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letter requested pursuant to Section 5(l), Securities Act liability insurance (if the Company elects to obtain such insurance), and the reasonable fees and expenses of any special experts or other Persons retained by the Company in connection with any registration (all such expenses being herein called "REGISTRATION EXPENSES"), will be borne by the Company whether or not the Shelf Registration Statement or Piggy-Back Registration to which such expenses relate becomes effective; PROVIDED, HOWEVER, that the Holder(s) agree to reimburse the Company for fifty percent (50%) of the filing fee paid to the Commission with respect to the Registrable Securities in connection with the filing of a Primary Shelf Registration Statement or a Resale Shelf Registration Statement and that each Holder shall be solely responsible for any fees and disbursements of such Holder's legal counsel in connection with the filing of any Shelf Registration Statement hereunder and any offering or sale of Registrable Securities thereunder.

     SECTION 7.     INDEMNIFICATION AND CONTRIBUTION.

          (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless, each Holder, its partners, officers, directors, trustees, stockholders, employees, agents and investment advisers, and each Person who controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, such Holder, together with the partners, officers, directors, trustees, stockholders, employees, agents and investment advisors of such controlling Person (collectively, the "CONTROLLING PERSONS"), from and against all losses, claims, damages, liabilities and expenses (including, without limitation, any legal or other fees and expenses incurred by any Holder or any such Controlling Person in connection with defending or investigating any action or claim in respect thereof) (collectively, the "DAMAGES") to which such Holder, its partners, officers, directors, trustees, stockholders, employees, agents and investment advisers, and any such Controlling Person, may become subject under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement (or any amendment thereto) effected pursuant to Section 3 or 4 hereof and pursuant to which Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or are caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) relating to any registration of Registrable Securities effected pursuant to Section 3 or 4 hereof or are caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company shall not be liable for Damages to any Holder or Controlling Person under this Section 7(a) to the extent that any such Damages (i) arise out of or are based upon any such untrue statement or omission which is based upon information relating to such Holder furnished in writing to the Company by such Holder for use in any such Registration Statement (or any amendment thereto) or Prospectus (or amendment or supplement thereto) relating to a registration of Registrable Securities effected pursuant to Section 3 or 4 hereof; or (ii) were caused by the fact that such Holder sold Securities to a Person as to whom it shall be established that there was not sent or given, or deemed sent or given pursuant to Rule 153 under the Securities Act, at the time of or prior to the written confirmation of such sale, a copy of the applicable Prospectus as then amended or supplemented if, and only if, (a) the Company has previously furnished copies of such amended or supplemented Prospectus to such Holder and (b) such Damages were caused by any untrue statement or omission or alleged untrue statement or omission contained in the Prospectus so delivered which was corrected in such amended or supplemented Prospectus.

          (b) INDEMNIFICATION BY THE HOLDER. Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors and officers and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against all Damages to the same extent as the foregoing indemnity from the Company to such Holder, but only to the extent such Damages arise out of or are based upon any untrue statement of a material fact contained in any Registration

Statement (or any amendment thereto) or Prospectus (or any amendment or supplement thereto) relating to a registration of Registrable Securities effected pursuant to Section 3 or 4 hereof or are caused by any omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, which untrue statement or omission is based upon information relating to such Holder furnished in writing to the Company by such Holder expressly for use in any such Registration Statement (or any amendment thereto) or any such Prospectus (or any amendment or supplement thereto) relating to a registration of Registrable Securities effected pursuant to Section 3 or 4 hereof; PROVIDED, HOWEVER, that such Holder shall not be obligated to provide such indemnity to the extent that such Damages result from the failure of the Company to promptly amend or take action to correct or supplement any such Registration Statement or Prospectus relating to a registration of Registrable Securities effected pursuant to Section 3 or 4 hereof on the basis of corrected or supplemental information furnished in writing to the Company by such Holder expressly for such purpose. In no event shall the liability of any Holder of Registrable Securities hereunder be greater in amount than the amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c) INDEMNIFICATION PROCEDURES. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either paragraph (a) or
(b) above, such Person (the "indemnified party") shall promptly notify the Person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceedings and shall pay the fees and disbursements of such counsel relating to such proceeding. The failure of an indemnified party to notify the indemnifying party with respect to a particular proceeding shall not relieve the indemnifying party from any obligation or liability (i) which it may have pursuant to this Agreement if the indemnifying party is not substantially prejudiced by such failure to so notify it or (ii) which it may have otherwise than pursuant to this Agreement. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, or (ii) the indemnifying party fails promptly to assume the defense of such proceeding or fails to employ counsel reasonably satisfactory to such indemnified party, or (iii) (A) the named parties to any such proceeding (including any impleaded parties) include both such indemnified party or an Affiliate of such indemnified party and any indemnifying party or an Affiliate of such indemnifying party, (B) there may be one or more defenses available to such indemnified party or any Affiliate of such indemnified party that are different from or additional to those available to any indemnifying party or any Affiliate of any indemnifying party and (C) such indemnified party shall have been advised by such counsel that there may exist a conflict of interest between or among such indemnified party or any Affiliate of such indemnified party and such indemnifying party or any Affiliate of such indemnifying party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel of its choice at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying party, it being understood, however, that unless there exists a conflict among indemnified parties, the indemnifying parties shall not, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify each indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of each indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is a party, and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on all claims that are the subject matter of such proceeding with no payment by such indemnified party of consideration in connection with such settlement.

          (d)  CONTRIBUTION.    If the indemnification from the indemnifying
party provided for in this Section 7 is found, pursuant to a final judicial determination not subject to appeal, to be unavailable to an indemnified party hereunder or insufficient in respect of any Damages incurred by such indemnified party, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the Damages paid or payable by such indemnified party in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified parties in connection with the actions or omissions that resulted in such Damages, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action or omission in question, including any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Damages referred to above shall be deemed to include, subject to the limitations set forth in Section 7(c), any legal or other expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7(d), no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public (less any underwriting discounts or commissions) exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no selling Holder shall be required to contribute any amount in excess of the amount by which the total net proceeds received by such selling

Holder with respect to Registrable Securities sold by such selling Holder exceeds the amount of any damages which such selling Holder has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. Each Holder's obligation to contribute pursuant to this Section 7(d) is several and not joint and shall be determined by reference to the proportion that the proceeds of the offering received by such Holder bears to the total proceeds of the offering received by all the Holders. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

     Notwithstanding the foregoing, if indemnification is available under paragraph (a) or (b) of this Section 7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in such paragraphs without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this
Section 7(d).

          (e) COVENANTS OF THE HOLDERS. In connection with any registration of Registrable Securities effected pursuant to Section 3 or 4 hereof, each Holder hereby agrees (a) to cooperate with the Company and to furnish to the Company all such information concerning its plan of distribution and ownership interests with respect to its Registrable Securities in connection with the preparation of the Registration Statement and any filing with any state securities commissions as the Company may reasonably request and (b) to deliver or cause delivery of the Prospectus contained in the Registration Statement to any purchaser of the Registrable Securities covered by the Registration Statement from the Holder.

     SECTION 8. RULE 144. The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act, (or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales of the Registrable Securities under Rule 144), and it will take such further action as any Holder may request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144, or (b) any successor rule or similar provision or regulation hereafter adopted by the Commission. Upon the request of any Holder at any time when the Company is not required to file reports under the Securities Act or the Exchange Act, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

     SECTION 9. RULE 144A. The Company covenants that it will file all reports required to be filed by it under the Securities Act and the Exchange Act, and the rules and regulations adopted by the Commission thereunder (or if the Company is not required to file such reports, it will, upon the request of any Holder, make available other information so long as necessary to permit sales of the Registrable Securities pursuant to Rule 144A under the Securities
Act), and it will take such further action as any Holder may request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144A, as such rule may be amended from time to time, or
(b) any successor rule or similar provision or regulation hereafter adopted by the Commission.

     SECTION 10.    MISCELLANEOUS.

          (a) USE OF DEPOSITARY SHARES. In the event that the Company issues, or intends to issue, Depositary Shares to any Holder in connection with an exercise of any of the Stock Rights, references to Preferred Stock in this Agreement shall be deemed amended to refer to Depositary Shares, in each case at a ratio of 100 Depositary Shares for each share of Preferred Stock, and this Agreement shall be deemed simultaneously amended in all respects necessary to adjust the rights, terms and provisions hereunder as appropriate to reflect such issuance. Each Depositary Share will have, proportionately, the same rights, privileges, duties and limitations as the share of Preferred Stock in which that Depositary Share evidences an interest.

          (b) NO INCONSISTENT AGREEMENTS. The Company has not entered into nor will the Company while this Agreement is in effect enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

          (c) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority in interest of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; PROVIDED, HOWEVER, that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof (other than any immaterial amendment, modification, supplement, waiver or consent) shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder.

          (d) NOTICES. Except as otherwise provided in this Agreement, notices and other communications under this Agreement shall be in writing and shall be delivered, or mailed by registered or certified mail, return receipt requested, or by a nationally recognized overnight courier, postage prepaid, addressed, (a) if to the Holder, at the address set forth on the signature page hereto or such other address as the Holder shall have furnished to the Company in writing, or (b) if to any other holder of any Securities, at such address as such other holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Securities who has furnished an address to the Company, or (c) if to the Company, at its address set forth on the signature page hereto, or at such other address the Company shall have furnished to the Holder and each such other holder in writing. This Agreement and all documents entered into on the date hereof in conjunction with the transactions contemplated by the Stock Purchase Option Agreement and the Warrants and any such other documents delivered in connection herewith or therewith embody

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

the entire agreement and understanding between the Holder and the Company and supersede all prior agreements and understandings relating to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein.

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; by confirmed receipt of transmission, if telecopied; and on the next Business Day if timely delivered to a courier guaranteeing overnight delivery.

          (e) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders. If any transferee of the Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

          (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (h) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio without regard to principles or rules of conflicts of law.

          (i) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Holders shall be enforceable to the fullest extent permitted by law.

          (j) ATTORNEYS' FEES. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall, to the extent permitted by applicable law, be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

          (k) FURTHER ASSURANCES. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

          (l) REMEDIES. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that remedies at law for violations hereof, including monetary damages, are inadequate and that the right to object in any action for specific performance or injunctive relief hereunder on the basis that a remedy at law would be adequate is waived.

                  [Remainder of Page Intentionally Left Blank]

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

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                              BOYKIN LODGING COMPANY, an Ohio corporation


                              By: /s/ Paul A. O'Neil
                                 -------------------------------------------
                                 Name:  Paul A. O'Neil
                                 Title:  Chief Financial Officer and Treasure

                              Notice Information:

                              Boykin Lodging Company
                              Guildhall Building
                              45 West Prospect Avenue, Suite 1500
                              Cleveland, Ohio 44115
                              Attention: Robert W. Boykin, Chief Executive
                              Officer

                              Telecopier:

                              with a copy to:

                              Baker & Hostetler LLP
                              3200 National City Center
                              1900 E. 9th Street
                              Cleveland, Ohio 44114
                              Attention: Robert A. Weible, Esq.
                              Telecopier:

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


                              AEW PARTNERS III, L.P., a Delaware limited partnership

                              By:  AEW III, L.L.C., its General Partner

                              By:  AEW Partners III, Inc., its
                                       Managing-Member


                                     By: /s/ James J. Finnegan
                                        -------------------------------
                                        Name: James J. Finnegan
                                        Title:  Vice President

                              Notice Information:

                              c/o AEW Capital Management, Inc.
                              225 Franklin Street
                              Boston, MA 02125
                              Attention:  J. Grant Monahan, Esq,
                              Telecopier:  (617) 261-9555

                              with a copy to:

                              Goodwin, Procter & Hoar LLP
                              Exchange Place
                              Boston, Massachusetts 02109-2881
                              Attention:  Michael H. Glazer, P.C.
                              Telecopier:  (617) 523-1231


                                       S-2